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                                                            EXHIBIT 10.2
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                                                                  EXECUTION COPY

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                          MBIA INSURANCE CORPORATION,
                             as Certificate Insurer

                           ADVANTA NATIONAL BANK USA
                                 as Originator

                             ADVANTA FINANCE CORP.,
                                 as Originator

                    ADVANTA MORTGAGE CONDUIT SERVICES, INC.
                                   as Sponsor

                                      and

                            BEAR STEARNS & CO. INC.
                                 as Underwriter

                           INDEMNIFICATION AGREEMENT

                     Advanta Home Equity Loan Trust 1998-B
    $107,500,000 Advanta Home Equity Loan Asset Backed Notes, Series 1998-B
                     Class A-1 Note, Variable Interest Rate
                      Class A-2 Notes 6.55% Interest Rate

                         Dated as of September 25, 1998

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                               TABLE OF CONTENTS

                                                                          PAGE
Section 1.     Definitions................................................  1
Section 2.     Representations and Warranties of the Insurer..............  3
Section 3.     Agreements, Representations and Warranties of
               the Underwriter............................................  4
Section 4.     Agreements, Representations and Warranties of
               the Originators............................................  4
Section 5.     Agreements, Representations and Warranties of the Sponsor..  5
Section 6.     Indemnification............................................  6
Section 7.     Insurer Undertaking........................................  7
Section 8.     Notice To Be Given Insurer.................................  7
Section 9.     Notice To Be Given to the Underwriter......................  8
Section 10.    Notice To Be Given the Originators.........................  9
Section 11.    Notice To Be Given the Sponsor............................. 10
Section 12.    Contribution............................................... 10
Section 13.    Notices.................................................... 12
Section 14.    Governing Law, Etc......................................... 12
Section 15.    Underwriting Agreement; Indenture.......................... 13
Section 16.    Limitations................................................ 13
Section 17.    Counterparts............................................... 13

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                           INDEMNIFICATION AGREEMENT

     THIS AGREEMENT, dated as of September 25, 1998 is by and among MBIA INSURANCE CORPORATION (the "Certificate Insurer"), as the Insurer under the Note Guaranty Insurance Policies (the "Policies") issued in connection with the Class A Notes described below, ADVANTA NATIONAL BANK USA and ADVANTA FINANCE CORP. (collectively, the "Originators"), ADVANTA MORTGAGE CONDUIT SERVICES, INC. (the "Sponsor") and BEAR STEARNS & CO. INC. as the Underwriter.

     Section 1. Definitions    As used in this Agreement, the following terms
shall have the respective meanings stated herein, unless the context clearly requires otherwise, in both singular and plural form, as appropriate. Capitalized terms used in this Agreement but not otherwise defined herein will have the meanings ascribed to such terms in the Indenture (as described below).

     "Act" means the Securities Act of 1933, as amended, together with all related rules and regulations.

     "Agreement" means this Indemnification Agreement by and among the Insurer, the Originators, the Sponsor and the Underwriter.

     "Class A Notes" means the Advanta Home Equity Loan Trust 1998-B $107,500,000 Advanta Home Equity Loan Asset Backed Notes, Series 1998-B Class A-1 Notes, Variable Interest Rate, Class A-2 Notes 6.55% Interest Rate issued pursuant to the Indenture.

     "Holding Trust Agreement" means the Trust Agreement between the Sponsor and the Owner Trustee, dated as of September 1, 1998.

     "Indemnified Party" means any party entitled to any indemnification pursuant to Section 6 below, as the context requires.

     "Indemnifying Party" means any party required to provide indemnification pursuant to Section 6 below, as the context requires.

     "Indenture" means the Indenture dated as of September 1, 1998 by and among the Advanta Home Equity Loan Trust 1998-B and the Trustee.

     "Insurance Agreement" means the Insurance Agreement, dated as of September 1, 1998, by and among the Originators, the Master Servicer, the Sponsor, Wilmington Trust Company, as Owner Trustee, Bankers Trust Company of California, N.A., as Indenture Trustee and the Insurer.

     "Insurer Party" means the Insurer and its respective parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.


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     "Losses" means (i) any actual out-of-pocket loss paid by the party entitled to indemnification or contribution hereunder and (ii) any actual out-of-pocket costs and expenses paid by such party, including reasonable fees and expenses of its counsel, to the extent not paid, satisfied or reimbursed from funds provided by any other Person (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other Person).

     "Master Servicer" means Advanta Mortgage Corp. USA, as Master Servicer.

     "Originator Party" means the Originators, each of their parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.

     "Person" means any individual, partnership, joint venture, corporation, trust or unincorporated organization or any government or agency or political subdivision thereof.

     "Prospectus" means the form of final Prospectus included in the Registration Statement on each date that the Registration Statement and any post effective amendment or amendments thereto became effective.

     "Prospectus Supplement" means the form of final Prospectus Supplement dated September 25, 1998.


     "Purchase Agreement" means the Purchase Agreement dated September 1, 1998, between the Sponsor and the Originators.

     "Registration Statement" means the registration statement on Form S-3 of the Sponsor relating to the Class A Notes.

     "Sale and Servicing Agreement" means the Sale and Servicing Agreement dated as of September 1, 1998, among the Sponsor, the Master Servicer, the Issuer and the Indenture Trustee as the same may be amended or supplemented from time to time in accordance with the terms thereof.

     "Sponsor Party" means the Sponsor, each of its parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.

     "Trustee" means Bankers Trust Company of California, N.A., or any successor thereto.

     "Trust Agreement" means the Trust Agreement dated as of September 1, 1998 between the Sponsor, Holding Trust and the Owner Trustee.

     "Underwriter Party" means the Underwriter and its parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Act) of any of the foregoing.

     "Underwriter" means Bear Stearns & Co., Inc.


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     "Underwriting Agreement" means the Underwriting Agreement by and between the Sponsor and the Underwriter, dated September 25, 1998.

     SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE INSURER. The Insurer represents and warrants to the Underwriter, the Sponsor and the Originators as follows:

          (a) Organization and Licensing. The Insurer is a duly incorporated and existing New York stock insurance company licensed to do business in the State of New York.

          (b) Corporate Power. The Insurer has the corporate power and authority to issue the Policies and to execute and deliver this Agreement and the Insurance Agreement and to perform all of its obligations hereunder and thereunder.

          (c) Authorization, Approvals. The issuance of the Policies and the execution, delivery and performance of this Agreement and the Insurance Agreement have been duly authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filings with any governmental agency or other governmental authority, or any approval of the Insurer's board of directors or stockholders, are necessary for the Policies, this Agreement and the Insurance Agreement to constitute the legal, valid and binding obligations of the Insurer.

          (d) Enforceability. The Policies, when issued, and this Agreement and the Insurance Agreement will each constitute a legal, valid and binding obligation of the Insurer, enforceable in accordance with its terms, subject to applicable laws affecting the enforceability of creditors' rights generally.

          (e) Financial Information. The consolidated financial statements of the Insurer as of December 31, 1997 and December 31, 1996 and for the three years ended December 31, 1997 incorporated by reference in the Prospectus Supplement (the "Insurer Audited Financial Statements"), fairly present in all material respects the financial condition of the Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles consistently applied. The consolidated financial statements of the Insurer and its subsidiaries for the six months ended June 30, 1998 incorporated by reference in the Prospectus Supplement (the "Insurer Unaudited Financial Statements") present fairly in all material respects the financial condition of the Insurer as of such date and for the period covered by such statements in accordance with general accepted accounting principles applied in a manner consistent with the accounting principles used in preparing the Insurer Audited Financial Statements, and, since June 30, 1998 there has been no material change in such financial condition of the Insurer which would materially and adversely affect its ability to perform its obligations under the Policies.

          (f) Insurer Information. The information in the Prospectus Supplement as of the date hereof under the caption "The Insurer and the Policies" (the "Insurer Information") is true and correct in all material respects and does not contain any untrue

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     statement of a fact that is material to the Insurer's ability to perform its obligations under the Policies.

          (g) No Litigation. There are no actions, suits, proceedings or investigations pending or, to the best of the Insurer's knowledge, threatened against it at law or in equity or before or by any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its condition (financial or otherwise) or operations or which would materially and adversely affect its ability to perform its obligations under this Agreement, the Policies or the Insurance Agreement.

     SECTION 3. AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF THE UNDERWRITER. The Underwriter represents and warrants to and agrees with the Originators, the Sponsor and the Insurer that the statements in the Prospectus Supplement made in reliance upon and in conformity with written information relating to the Underwriter furnished to the Originators specifically for use in the preparation of the Prospectus Supplement, and acknowledged in writing (referred to herein as the "Underwriter Information"), are true and correct in all material respects.

     SECTION 4. AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF THE ORIGINATORS. The Originators represents and warrants to and agrees with the Insurer, the Sponsor and the Underwriter as follows:

          (a) Registration Statement. The information in the Registration Statement, the Prospectus and the Prospectus Supplement, other than the Insurer Information, is true and correct in all material respects and does not contain any untrue statement of a fact that is material or omit to state a fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b) Organization. Each of the Originators is duly incorporated and existing under the laws of the State of Delaware and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it, makes such qualification necessary.

          (c) Corporate Power. Each of the Originators has the corporate power and authority to execute and deliver this Agreement, the Underwriting Agreement, the Indenture, the Purchase Agreement and the Insurance Agreement and to perform all of its obligations hereunder and thereunder.

          (d) Authorization; Approvals. The execution, delivery and performance of this Agreement, the Underwriting Agreement, the Indenture, the Purchase Agreement and the Insurance Agreement by each of the Originators have been duly authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filing with any governmental agency or other governmental authority, or any approval of the Originators' board of directors or stockholders, are necessary for this Agreement, the Underwriting Agreement, the Indenture, the Purchase Agreement and the Insurance Agreement to constitute the legal, valid and binding obligations of the Originators.

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          (e) Enforceability. This Agreement, the Indenture, the Underwriting
     Agreement, the Purchase Agreement and the Insurance Agreement will each constitute a legal, valid and binding obligation of the Originators, each enforceable in accordance with its terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy, insolvency or reorganization of the Originators and to general principles of equity.

          (f) No Litigation. There are no actions, suits, proceedings or investigations pending or, to the best of the Originators' knowledge, threatened against it at law or in equity or before any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its condition (financial or otherwise) or operations of it or would materially and adversely affect its ability to perform its obligations under this Agreement, the Underwriting Agreement, the Indenture, the Purchase Agreement or the Insurance Agreement.

     SECTION 5. AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF THE SPONSOR. The Sponsor represents and warrants to and agrees with the Insurer, the Originators and the Underwriter as follows:

          (a) Registration Statement. The information in the Registration Statement, the Prospectus and the Prospectus Supplement, other than the Insurer Information, is true and correct in all material respects and does not contain any untrue statement of a fact that is material or omit to state a fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b) Organization. The Sponsor is duly incorporated and existing under the laws of the State of Delaware and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it, makes such qualification necessary.

          (c) Corporate Power. The Sponsor has the corporate power and authority to execute and deliver this Agreement, the Underwriting Agreement, the Purchase Agreement, the Trust Agreement, the Holding Trust Agreement, the Sale and Servicing Agreement and the Insurance Agreement and to perform all of its obligations hereunder and thereunder.

          (d) Authorization; Approvals. The execution, delivery and performance of this Agreement, the Underwriting Agreement, the Trust Agreement, the Holding Trust Agreement, the Purchase Agreement, the Sale and Servicing Agreement and the Insurance Agreement by the Sponsor have been duly authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filing with any governmental agency or other governmental authority, or any approval of the Sponsor's board of directors or stockholders, are necessary for this Agreement, the Underwriting Agreement, the Sale and Servicing Agreement, the Purchase Agreement the Trust Agreement, the Holding



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Trust Agreement, and the Insurance Agreement to constitute the legal, valid and binding obligations of the Sponsor.

     (e) Enforceability. This Agreement, the Sale and Servicing Agreement, the Trust Agreement, the Holding Trust Agreement, the Underwriting Agreement, the Purchase Agreement and the Insurance Agreement will each constitute a legal, valid and binding obligation of the Sponsor, each enforceable in accordance with its terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy, insolvency or reorganization of the Sponsor and to general principles of equity.

     (f) No Litigation. There are no actions, suits, proceedings or investigations pending or, to the best of the Sponsor's knowledge, threatened against it at law or in equity or before any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its condition (financial or otherwise) or operations of it or would materially and adversely affect its ability to perform its obligations under this Agreement, the Underwriting Agreement, the Sale and Servicing Agreement, the Trust Agreement, the Holding Trust Agreement, the Purchase Agreement or the Insurance Agreement.

SECTION 6. INDEMNIFICATION.

     (a) The Insurer hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Originator Party, each Sponsor Party and the Underwriter Party against any and all Losses incurred by them with respect to the offer and sale of any of the Class A Notes and resulting from the Insurer's breach of any of its representations and warranties set forth in Section 2 of this Agreement.

     (b) The Underwriter hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Insurer Party against any and all Losses incurred by it with respect to the offer and sale of any of the Class A Notes and resulting from the Underwriter's breach of any of its representations and warranties set forth in Section 3 of this Agreement.

     (c) The Originators hereby agree, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Insurer Party against any and all Losses incurred by it with respect to the offer and sale of any of the Class A Notes and resulting from the Originator's breach of any of its representations and warranties set forth in Section 4 of this Agreement.

     (d) The Sponsor hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Insurer Party against any and all Losses incurred by it with respect to the offer and sale of any of the Class A Notes and resulting from the Sponsor's breach of any of its representations and warranties set forth in Section 5 of this Agreement.

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          (e)  Upon the incurrence of any Losses entitled to indemnification hereunder, the Indemnifying Party shall reimburse the Indemnified Party promptly upon establishment by the Indemnified Party to the Indemnifying Party of the Losses incurred.

     SECTION 7. INSURER UNDERTAKING. The Insurer hereby agrees that, for so long as the Underwriter is required under the Act to deliver a Prospectus Supplement in connection with the sale of any of the Class A Notes, the Insurer will furnish to the Underwriter, the Sponsor or the Originators, or both, upon written request of such party or parties and at the expense of the Underwriter, the Sponsor or the Originators, as the case may be, copies of the Insurer's most recent financial statements (annual or interim, as the case may be) prepared in accordance with generally accepted accounting principles (subject, as to interim statements, to normal year-end adjustments) within a reasonable time after they are available.

     SECTION 8. NOTICE TO BE GIVEN INSURER. Except as provided in Section 10 below with respect to contribution, the indemnification provided herein by the Insurer shall be the exclusive remedy of each Underwriter Party, Sponsor Party or Originator Party for the Losses resulting from the Insurer's breach of a representation, warranty or agreement hereunder; provided, however, that each Underwriter Party, Sponsor Party or Originator Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle each Underwriter Party, Sponsor Party or Originator Party to be indemnified under this Agreement, such party shall give the Insurer written or telegraphic notice of such action or claim reasonably promptly after receipt of written notice thereof. The Insurer shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, each Originator Party, each Sponsor Party or each Underwriter Party, as the case may be. The Indemnified Party will have the right to employ its own counsel in any such action in addition to counsel for the Insurer, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (a) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Insurer, (b) the Insurer has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or (c) the named parties to any such action include the Insurer on the one hand and, on the other hand, the Indemnified Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Insurer (in which case, if such Indemnified Party notifies the Insurer in writing that it elects to employ separate counsel at the expense of the Insurer, the Insurer shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel (including local counsel) will be at the expense of the Insurer, and all such fees and expenses will be reimbursed promptly as they are incurred but, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the Insurer shall not be liable for the fees and expense of more than one counsel for all Originators Parties, more than one counsel for the Sponsor Parties and more than one counsel for all Underwriter Parties. The Underwriter Parties, the Sponsor Parties and Originators Parties shall cooperate with the Insurer Parties in resolving any event which would give rise to an indemnity obligation pursuant to Section 5(a) hereof in the most efficient manner. No settlement

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of any such claim or action shall be entered into without the consent of each
Originator Party, each Sponsor Party or each Underwriter Party, as the case may be, who is subject to such claim or action, on the one hand, and each Insurer Party who is subject to such claim or action, on the other hand; provided, however, that the consent of such Originator Party, such Sponsor Party or such Underwriter Party, as applicable, shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Originator Party, such Sponsor Party or Underwriter Party. Any failure by a Originator Party, Sponsor Party or Underwriter Party, as the case may be, to comply with the provisions of this Section shall relieve the Insurer of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or the Insurer's financial liability hereunder, and then only to the extent of such prejudice.

     SECTION 9. NOTICE TO BE GIVEN TO THE UNDERWRITER. Except as provided below in Section 10 with respect to contribution, the indemnification provided herein by the Underwriter shall be the exclusive remedy of any Insurer Party for the Losses resulting from the Underwriter's breach of a representation, warranty or agreement hereunder; provided, however, that each Insurer Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle a Insurer Party to be indemnified under this Agreement, such party shall give the Underwriter written or telegraphic notice of such action or claim reasonably promptly after receipt of written notice thereof. The Underwriter shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Insurer Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to counsel for the Underwriter, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (a) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Underwriter, (b) the Underwriter has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or (c) the named parties to any such action include the Underwriter on the one hand and, on the other hand, the Indemnified Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Underwriter (in which case, if such Indemnified Party notifies the Underwriter in writing that it elects to employ separate counsel at the expense of the Underwriter, the Underwriter shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel will be at the expense of the Underwriter, and all such fees and expenses will be reimbursed promptly as they are incurred but, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the Underwriter shall not be liable for the fees and expenses of more than one counsel for all Insurer Parties. The Insurer Party shall cooperate with each Underwriter Party, each Sponsor Party and each Originator Party in resolving any event which would give rise to an indemnification obligation pursuant to Section 5(b) hereof in the most efficient manner. No settlement of any such claim or action shall be entered into without the consent of each Insurer Party who is subject to such claim or action, on the one hand, and each Underwriter Party who is subject to such claim or action, on the other hand; provided, however, that the consent of such Insurer Party shall not be required if such

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settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Insurer Party. Any failure by a Insurer Party to comply with the provisions of this Section shall relieve the Underwriter of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or the Underwriter's liability hereunder, and then only to the extent of such prejudice.

     SECTION 10. NOTICE TO BE GIVEN THE ORIGINATORS. Except as provided below in Section 10 with respect to contribution, the indemnification provided herein by the Originators shall be the exclusive remedy of any Insurer Party for the Losses resulting from the Originators' breach of a representation, warranty or agreement hereunder; provided, however, that the Insurer Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle a Insurer Party to be indemnified under this Agreement, such party shall give the Originators written or telegraphic notice of such action or claim reasonably promptly after receipt of written notice thereof. The Originators shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Insurer Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to counsel for the Originators, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (a) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Originators, (b) the Originators has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or (c) the named parties to any such action include the Originators, on the one hand, and, on the other hand, the Indemnified Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Originators (in which case, if such Indemnified Party notifies the Originators in writing that it elects to employ separate counsel at the expense of the Originators, the Originators shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel will be at the expense of the Originators, and all such fees and expenses will be reimbursed promptly as they are incurred but, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the Originators shall not be liable for the fees and expenses of more than one counsel for all Insurer Parties. The Insurer Party shall cooperate with each Originator Party, each Sponsor Party and each Underwriter Party in resolving any event which would give rise to an indemnification obligation pursuant to Section 5(c) hereof in the most efficient manner. No settlement of any such claim or action shall be entered into without the consent of each Insurer Party who is subject to such claim or action, on the one hand, and the Originator Party, on the other hand; provided, however, that the consent of such Insurer Party shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Insurer Party. Any failure by a Insurer Party to comply with the provisions of this Section shall relieve the Originator of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or the Originator's liability hereunder, and then only to the extent of such prejudice.


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     SECTION 11. NOTICE TO BE GIVEN THE SPONSOR. Except as provided below in
Section 10 with respect to contribution, the indemnification provided herein by the Sponsor shall be the exclusive remedy of any Insurer Party for the Losses resulting from the Sponsor' breach of a representation, warranty or agreement hereunder, provided, however, that the Insurer Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle a Insurer Party to be indemnified under this Agreement, such party shall give the Sponsor written or telegraphic notice of such action or claim reasonably promptly after receipt of written notice thereof. The Sponsor shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Insurer Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to counsel for the Sponsor, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (a) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Sponsor, (b) the Sponsor has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or (c) the named parties to any such action include the Sponsor, on the one hand, and, on the other hand, the Indemnified Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Sponsor (in which case, if such Indemnified Party notifies the Sponsor in writing that it elects to employ separate counsel at the expense of the Sponsor, the Sponsor shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel will be at the expense of the Sponsor, and all such fees and expenses will be reimbursed promptly as they are incurred but, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the Sponsor shall not be liable for the fees and expenses of more than one counsel for all Insurer Parties. The Insurer Party shall cooperate with each Originator Party, each Sponsor Party and each Underwriter Party in resolving any event which would give rise to an indemnification obligation pursuant to Section 5(c) hereof in the most efficient manner. No settlement of any such claim or action shall be entered into without the consent of each Insurer Party who is subject to such claim or action, on the one hand, and the Sponsor Party, on the other hand; provided, however, that the consent of such Insurer Party shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Insurer Party. Any failure by a Insurer Party to comply with the provisions of this Section shall relieve the Sponsor of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or the Sponsor's liability hereunder, and then only to the extent of such prejudice.

     SECTION 12. CONTRIBUTION.

          (a) To provide for just and equitable contribution if the indemnification provided by the Insurer is determined to be unavailable for any Underwriter Party, Sponsor Party or Originator Party (other than pursuant to Section 6 or 8 of this Agreement), the Insurer shall contribute to the aggregate costs of liabilities arising from any breach of a representation or warranty set forth in this Agreement on the basis of the relative fault of all Underwriter Parties, all Originator Parties, all Sponsor Parties and all Insurer Parties, respectively.

     (b) To provide for just and equitable contribution if the indemnification provided by the Originator is determined to be unavailable for any Insurer Party (other than pursuant to Section 6 or 10 of this Agreement), the Originator shall contribute to the aggregate costs of liabilities arising from any breach of a representation or warranty set forth in this Agreement on the basis of the relative fault of all Underwriter Parties, all Originators Parties, all Sponsor Parties and all Insurer Parties.

     (c) To provide for just and equitable contribution if the indemnification provided by the Underwriter is determined to be unavailable for any Insurer Party (other than pursuant to Section 6 or 9 of this Agreement), the Underwriter shall contribute to the aggregate costs of liabilities arising from any breach of a representation or warranty set forth in this Agreement on the basis of the relative fault of all Underwriter Parties, all Originator Parties, all Sponsor Parties and all Insurer Parties.

     (d) To provide for just and equitable contribution if the indemnification provided by the Sponsor is determined to be unavailable for any Insurer Party (other than pursuant to Section 6 or 11 of this Agreement), the Underwriter shall contribute to the aggregate costs of liabilities arising from any breach of a representation or warranty set forth in this Agreement on the basis of the relative fault of all Underwriter Parties, all Originator Parties, all Sponsor Parties and all Insurer Parties.

     (e) The relative fault of each Indemnifying Party, on the one hand, and of each Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any of its representations and warranties set forth in Section 2, 3 or 4 of this Agreement relates to information supplied by, or action within the control of, the Indemnifying Party or the Indemnified Party and the Parties' relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

     (f) The Parties agree that the Insurer shall be solely responsible for the Insurer Information and for the Insurer Financial Statements, that the Underwriter shall be solely responsible for the Underwriter Information provided by the Underwriter in writing for use in the Prospectus Supplement and that the Sponsor and the Originators shall be responsible for all other information in the Registration Statement and the Prospectus Supplement.

     (g) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (h) The indemnity and contribution agreements contained in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter Party, any Originator Party, Sponsor Party or
     any Insurer Party, (ii) the issuance of any Class A Notes or the Policies or (iii) any termination of this Agreement.

          (i) Upon the incurrence of any Losses entitled to contribution hereunder, the contributor shall reimburse the party entitled to contribution promptly upon establishment by the party entitled to contribution to the contributor of the Losses incurred.

     SECTION 13. NOTICES. All notices and other communications provided for under this Agreement shall be addressed to the address set forth below as to each party or at such other address as shall be designated by a party in a written notice to the other party.

     If to the Insurer:       MBIA Insurance Corporation
                              113 King Street
                              Armonk, NY 10504
                              Attention: General Counsel

     If to the Originators:   Advanta National Bank U.S.A.
                              P.O. Box 844
                              Welsh & McKean Road
                              Spring House, P.A. 19477
                              Attention: General Counsel

                              Advanta Finance Corp.,
                              16875 West Bernardo Drive
                              San Diego, CA 92127
                              Attention: General Counsel

     If to the Underwriter:   Bear, Stearns & Co. Inc.
                              4th Floor
                              245 Park Avenue
                              New York, NY 10167
                              Attention: Asset Backed Securities Group

     If to the Sponsor:       Advanta Mortgage Conduit Services, Inc.
                              16875 West Bernardo Drive
                              San Diego, CA 92127
                              Attention: Vice President - Structured Finance

     SECTION 14. GOVERNING LAW, ETC. This Agreement shall be deemed to be a contract under the laws of the State of New York and shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of laws provisions. This Agreement may not be assigned by any party without the express written consent of each other party. Amendments of this Agreement shall be in writing signed by each party. This Agreement shall not be effective until executed by each of the Insurer, the Originators and the Underwriter.

     SECTION 15. UNDERWRITING AGREEMENT; INDENTURE. This Agreement in no way limits or otherwise affects the indemnification obligations of the Originators under (a) the Underwriting Agreement, (b) the Indenture or (c) the Purchase Agreement.

     SECTION 16. LIMITATIONS. Nothing in this Agreement shall be construed as a representation or undertaking by the Insurer concerning maintenance of the rating currently assigned to its claims-paying ability by Moody's Investors Service, Inc. ("Moody's") and/or Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P") or any other rating agency (collectively, the "Rating Agencies").

     SECTION 17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall together constitute but one and the same instrument.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, all as of the date first above written.


                                   MBIA INSURANCE CORPORATION,
                                   as Insurer


                                   By
                                     ------------------------------------
                                   Title
                                        ---------------------------------


                                   ADVANTA NATIONAL BANK USA,
                                   as Originator


                                   By
                                     ------------------------------------
                                   Title
                                        ---------------------------------



                                   ADVANTA FINANCE CORP.,
                                   as Originator


                                   By
                                     ------------------------------------
                                   Title
                                        ---------------------------------



                                   BEAR STEARNS & CO. INC.,
                                   as Underwriter


                                   By
                                     ------------------------------------
                                   Title
                                        ---------------------------------








Advanta Home Equity Loan 1998-B
Indemnification Agreement
Signature Page

                                                  ADVANTA MORTGAGE CONDUIT
                                                  SERVICES, INC., as Sponsor

                                                  By ___________________________
                                                  Title_________________________







Advanta Home Equity Loan 1998-B
Indemnification Agreement
Signature Page